UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

November 30, 2011

Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA		98005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 216-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of 4G MVNO Agreement

On November 30, 2011, Clearwire Communications LLC (“Clearwire Communications”), and Sprint Spectrum L.P., (“Sprint Spectrum”), entered into an amendment (the “November 2011 Amendment”) of the 4G MVNO Agreement, dated November 28, 2008, by and among Clearwire Communications, Comcast MVNO II, LLC, TWC Wireless, LLC, BHN Spectrum Investments, LLC and Sprint Spectrum L.P. d/b/a Sprint (“Sprint Spectrum”), as amended on April 18, 2011 (collectively, the “4G MVNO Agreement”). Pursuant to the November 2011 Amendment, certain provisions of the 4G MVNO Agreement were amended, including among other things:

•

Sprint Spectrum agreeing to pay $925,875,000.00 for unlimited WiMAX service usage in calendar years 2012 and 2013 for resale to Sprint Spectrum’s retail customers. Such payment can be reduced or eliminated by any one or more of the following (1) critical service outages; (2) termination of the 4G MVNO Agreement or (3) a sale or reduction in size of a market.

•

Sprint Spectrum agreeing to a prepayment of up to $350,000,000.00 for LTE service, payable in installments, portions of which prepayment is conditioned upon and triggered by another reseller making a either a prepayment commitment or a “take-or-pay” commitment to Clearwire Communications for LTE service and/or Clearwire Communications achieving certain specified LTE deployment targets and network specifications. The amount and nature of the prepayment is subject to reduction in certain circumstances, including in the event that Clearwire Communications fails to meet initial LTE deployment build targets by June 30, 2013, or if Clearwire fails to meet certain network specifications. Clearwire Communications is required to refund upon Sprint Spectrum’s request any unused portion of the prepayment if it does not complete certain specified build targets by December 31, 2014.

•

Clearwire Communications offering separate tiered pricing for WiMAX service and LTE service, with new per gigabyte usage rates for each service, and the elimination of device minimum fees after calendar year 2011.

•	New mutual audit rights and records maintenance requirements.

•	Sprint Spectrum’s irrevocable waiver of certain preferential pricing provisions.

•

Clearwire Communications agreeing that Sprint may re-wholesale wireless broadband services (WiMAX or LTE) to any company except that, for certain named companies, Sprint Spectrum may re-wholesale those WiMAX or LTE services to those named companies only if the WiMAX or LTE service is bundled with other telecommunications services offered by Sprint Spectrum.

•

A commitment by Clearwire Communications to continue operating its WiMAX network through calendar year 2015. Clearwire Communications may decommission any WiMAX site prior to the end of calendar year 2015 if Sprint Spectrum fails to have any WiMAX usage on such WiMAX site for three consecutive months. Clearwire Communications may reduce the size of a market (1) in calendar years 2012 and 2013 so long as such reduction is not material in nature and (2) in calendar years 2014 and 2015 so long as such reduction does not exceed certain thresholds. After calendar year 2015, Clearwire Communications will continue operating its WiMAX network only if the revenue received for each WiMAX site exceeds the total cost to operate each such WiMAX site.

•	Clearwire Communications agreeing to new limitations on its network management practices.

•

Clearwire Communications agreeing to additional conditions on any sale of core spectrum assets necessary to operate its WiMAX and LTE networks. Clearwire also agreeing to allow Sprint Spectrum an opportunity to make offers to purchase Clearwire Communications’ excess spectrum in the event that Clearwire Communications proposes to sell such spectrum, subject to Clearwire Communications’ ability to decline any such offers.

•

An agreement by Clearwire Communications and Sprint Spectrum to collaborate on LTE network design, architecture and deployment, including site selection, and a commitment by Sprint Spectrum to use commercially reasonable efforts to support certain specified chipset ecosystems.

•	An agreement by Clearwire Communications and Sprint Spectrum to jointly meet with government agencies to discuss the security of Clearwire’s network.

•	An agreement by Clearwire Communications to implement, if requested, a “trusted delivery” system for network and equipment vendors.

Commitment Agreement

On November 30, 2011, Clearwire Corporation (the “Company”) and Clearwire Communications, a subsidiary of the Company, entered into a commitment agreement with Sprint Nextel Corporation (“Sprint”) and Sprint HoldCo, LLC, which we refer to as the Commitment Agreement. Pursuant to the Commitment Agreement, should the Company and Clearwire Communications consummate an equity offering which generates gross proceeds of at least $400,000,000 (inclusive of the amounts invested by Sprint HoldCo, LLC, as described below), Sprint HoldCo, LLC agrees to exercise its preemptive rights under the Equityholders’ Agreement, dated as of November 28, 2008, by and among the Company and the Equityholders named therein, as amended (the “Equityholders’ Agreement”), and to commit to purchase securities representing Sprint HoldCo, LLC’s preemptive-rights pro rata share (currently approximately 49.6%) of the securities issued in such an offering. Should the Company and Clearwire Communications consummate an equity offering which generates gross proceeds above $700,000,000 (inclusive of the amounts invested by Sprint HoldCo, LLC), Sprint HoldCo, LLC agrees to exercise its preemptive rights and to commit to purchase its preemptive-rights pro rata share of the securities issued in such an offering with respect to the first $700,000,000 of securities issued, and, with respect to any amount of securities issued in excess of $700,000,000, Sprint HoldCo, LLC may (but is not obligated to) exercise all or any part of its preemptive rights to purchase its pro rata share of such securities. The terms of the Commitment Agreement provide that Sprint HoldCo, LLC will receive at least the same rights received by any other participant in any such equity offering (but it will only be entitled to a commitment fee if the Company pays a commitment fee to all other participants in such offering).

Sprint HoldCo, LLC’s obligation to exercise its preemptive rights is subject to several conditions, including, among other customary conditions:

•

the amendment of the Company’s certificate of incorporation to increase its authorized share capital by 500,000,000 shares of Class A Common Stock and the number of shares of Class B Common Stock sufficient to permit the issuance of Class B Common Stock in the equity offering, which we refer to as the Charter Amendment, as modified by the letter agreement described below;

•	the 4G MVNO Agreement remaining in full force and effect (except in the case of termination as a result of a breach by Sprint or one of its subsidiaries); and

•	the loan contemplated by the Promissory Note (as described below) having been made to Clearwire Communications.

Further, Sprint HoldCo, LLC’s obligation to exercise its preemptive rights will be suspended upon the occurrence and during the continuance of any payment default by the Company or Clearwire Communications or their subsidiaries under any of their outstanding debt agreements or the 4G MVNO Agreement.

In addition, if the Company and Clearwire Communications successfully consummate an equity offering, Clearwire Communications agrees to use its commercially reasonable best efforts to consummate an offering of first lien senior secured debt in an amount equal to 50% of the net cash proceeds of any such equity offering, at the earliest practicable time thereafter.

The parties to the Commitment Agreement also agree, among other things, that:

•

the Company and Clearwire Communications will use their commercially reasonable best efforts, whether through sales of spectrum, other assets, equity or through other actions, to meet their obligations as they become due and to maintain a reasonable level of liquidity in light of their accrued and committed obligations, subject to certain exceptions relating to the fiduciary duties of the directors of the Company;

•

the Company and Clearwire Communications shall use commercially reasonable best efforts to obtain equityholder releases from certain equityholders, similar to the Sprint/Clearwire Release described below, to, among other things, settle certain potential claims arising out of or relating to the Equityholders’ Agreement and violations of anti-trust law or tortious conduct; and

•

subject to certain exceptions, the Company and Clearwire Communications agree to indemnify Sprint, its affiliates and certain related persons against any and all losses and claims arising from certain claims that might be asserted by certain equityholders (or any of their affiliates) that have not executed and delivered to the Sprint the equityholder releases described above.

Sprint and Sprint HoldCo have agreed to:

•	execute a written consent approving the Charter Amendment;

•

vote, at any meeting of stockholders and to the extent required by the rules of the Nasdaq Global Market, in favor of any payments by Clearwire of any customary fees required to be paid to an unaffiliated third party in respect of a backstop commitment by such third party to purchase securities in an equity offering covered by the Commitment Agreement; and

•

if requested by any managing underwriter or backstop purchaser of such equity offering, execute a customary lock-up agreement on the date of consummation of the equity offering with respect to the transfer by Sprint or Sprint HoldCo of Class A Common Stock or Class B Common Stock, which lock-up agreement will provide for a lock-up period not to exceed ninety days.

The Commitment Agreement can be terminated under a number of circumstances, including: (i) upon the mutual written agreement of the parties thereto, (ii) if the equity offering resulting in gross proceeds of at least $400,000,000 has not been consummated by September 30, 2012, or (iii) upon written notice of either Sprint or Sprint HoldCo, LLC, on the one hand, or the Company or Clearwire Communications, on the other hand, following a material breach of the Commitment Agreement or 4G MVNO Agreement by the other party.

Letter Agreement

On November 30, 2011, the Company and Clearwire Communications entered into a letter agreement with Sprint and Sprint HoldCo, LLC, pursuant to which Sprint and Sprint HoldCo, LLC agreed that upon the exercise of their preemptive rights as contemplated by the Commitment Agreement, Sprint and Sprint HoldCo, LLC will purchase only shares of Class B Common Stock of the Company and a corresponding number of Class B Units in Clearwire Communications LLC and will not take any action, or exercise any right, to cause such shares to be converted into shares of Class A Common Stock of the Company, unless and until the Charter Amendment, as described above, becomes effective. In addition, the Company and Clearwire Communications agree that they will use commercially reasonable best efforts to cause the Charter Amendment to become effective as soon as reasonably practicable.

Promissory Note

Under the terms of the Commitment Agreement, Sprint has agreed to loan to Clearwire Communications an aggregate principal amount of $150,000,000 on January 3, 2012, pursuant to a promissory note to be issued by Clearwire Communications, which we refer to as the Promissory Note. The Promissory Note will bear interest of 11.50% per annum. An aggregate principal amount of $75,000,000 of the Promissory Note matures on January 2, 2013, and the remaining $75,000,000 principal amount matures on January 2, 2014. In the case of an event of default, the Promissory Note will bear additional interest of 11.50% per annum. If not previously paid, Sprint may offset the amounts payable by Clearwire Communications under the Promissory Note against payments then due by Sprint to Clearwire Communications under the 4G MVNO Agreement.

The Promissory Note provides for certain events of default including, among other things, default in the payment of principal or interest; any material breach by Clearwire Communications in respect of its obligations to Sprint Spectrum L.P. under the 4G MVNO Agreement, as amended; termination or cancellation of the 4G MVNO Agreement, as amended, at any time prior to January 2, 2014; and certain customary bankruptcy-related events.

The loan under the Promissory Note may become immediately due and payable under certain circumstances, including upon declaration by Sprint Spectrum where certain events of default have occurred and are continuing.

Sprint/Clearwire Release

On November 30, 2011, the Company and Clearwire Communications entered into a Settlement and Release Agreement with Sprint, Sprint Spectrum L.P. and Sprint HoldCo, LLC, which we refer to as the Sprint/Clearwire Release. In consideration for the modifications to the 4G MVNO Agreement contained in the November 2011 Amendment, as described above, and in consideration for entering into the Commitment Agreement, the parties to the Sprint/Clearwire Release agree to fully settle and resolve certain actual and potential claims and disputes, including, but not limited to, disputes and potential claims arising out of or relating to the Equityholders’ Agreement and the 4G MVNO Agreement, and otherwise in connection with alleged duties and obligations to the Company, Clearwire Communications and their respective members and equityholders.

The Commitment Letter is filed as Exhibit 10.1 to this Form 8-K, and includes the Form of the Promissory Note, and the Letter Agreement is filed as Exhibit 10.2 to this Form 8-K. The other agreements described in this Form 8-K will be filed with the Company’s next Annual Report on Form 10-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the caption “Promissory Note” is incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1

Commitment Agreement dated as of November 30, 2011, by and among Clearwire Corporation, Clearwire Communications LLC, Sprint Nextel Corporation and Sprint HoldCo, LLC, including Form of Promissory Note.

10.2	Letter Agreement dated as of November 30, 2011, by and among Clearwire Corporation, Clearwire Communications LLC, Sprint Nextel Corporation and Sprint HoldCo, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: December 5, 2011	By:	/s/ Broady R. Hodder
Broady R. Hodder
Senior Vice President and General Counsel